New and amended standards and interpretations	12 Months Ended
Dec. 31, 2017
New and amended standards and interpretations
New and amended standards and interpretations

3.     New and amended standards and interpretations:

The accounting policies adopted are consistent with those of the previous financial year. Amendments that resulted from improvements to IFRS to the following standards did not have any impact on the accounting policies, financial position or performance of the Bank:

IAS 7 Statement of Cash Flows: Amendments require disclosure of changes in liabilities arising from financing activities.

IAS 12 Income Taxes: Amendment to clarify the conditions for recognition of a deferred tax asset relating to unrealised losses, for example on debt instruments measured at fair value.

IFRS 12 Disclosure of Interest in Other Entities: Amendment to clarify that, with specified exceptions, the requirements of IFRS 12 apply to interests in entities classified as held for sale or discontinued operations.